SIXTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

          THIS SIXTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT, dated as of September 28, 2008 (this “Amendment”), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation (the “Borrower”), the other Credit Parties party hereto, certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its capacity as agent for the Lenders (“Agent”).

BACKGROUND

          A.          Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

          B.          The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

AGREEMENT

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS. Upon the Effective Date, Annex A to the Credit Agreement is amended by adding a proviso at the conclusion of clause (x) of the definition of Interest Payment Date as follows:

; provided further that the first proviso of this clause (x) shall not apply to the LIBOR Loan with a LIBOR Period ending January 2, 2009,

          SECTION 3. OTHER AGREEMENTS. In connection with the foregoing Amendments, the Borrower, the Lenders and the Agent hereby agree to that notwithstanding anything to the contrary in the Credit Agreement (including, without limitation, the definition of LIBOR Period), the Borrower’s existing LIBOR Loan with a six month LIBOR Period due September 29, 2008 shall be deemed to be a LIBOR Loan with a nine month LIBOR Period due January 2, 2009.

          SECTION 4. RESERVATION OF RIGHTS. Reference is made to the Reservation of Rights Letter delivered by the Agent to the Borrower on August 4, 2008 (the “August Reservation of Rights”), the Reservation of Rights Letter delivered by the Agent to the Borrower on September 17, 2008 (the “September Reservation of Rights”), the Reservation of Rights Letter delivered by the Agent to the Borrower on September 19, 2008 (the “Payment Default Reservation of Rights”) and the Amended and Restated Reservation of Rights Letter delivered by First Lien Agent to the Borrower on September 19, 2008 (the “First Lien Reservation of

Rights”). The Agent and Lenders have not waived any of the Known Existing Defaults (as defined in the September Reservation of Rights), the Financial Statement Default (as defined in the August Reservation of Rights) or the Payment Default (as defined in the Payment Default Reservation of Rights). Further, the Agent and Lenders have not waived any Default or Event of Default that may exist due to the existence of or the facts underlying the issuance of the First Lien Reservation of Rights (the “First Lien Related Defaults”). The Known Existing Defaults, Financial Statement Default, Payment Default and the First Lien Related Defaults are referred to herein collectively as the “Current Defaults”. The Agent and the Lenders hereby reserve all of their rights and remedies available under the Credit Agreement and the other Loan Documents in connection with the Current Defaults, including, without limitation, the right of the Agent and Lenders to accelerate the Obligations of the Borrower and to exercise any other remedy or enforce any rights available under, or in respect, of the Credit Agreement, any of the other Loan Documents or applicable law, all of which are expressly reserved. No action or omission to act by the Agent or any Lender constitutes or shall be deemed to constitute a waiver of any Default of Event of Default, including, but not limited to, the Current Defaults, or to affect, limit or impair any rights, powers or remedies of the Agent or any Lender or any Obligations of the Borrower under or in respect of the Credit Agreement or any other Loan Document.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, each Credit Party makes the following representations and warranties to the Agent and the Lenders:

          (a)         The execution, delivery and performance of this Amendment by the Borrower: (a) is within the Credit Parties’ organizational power, (b) has been duly authorized by all necessary or proper corporate and shareholder action, (c) does not contravene any provision of the any Credit Party’s charter or bylaws or equivalent organizational documents, (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound, (f) does not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Agent pursuant to the Loan Documents, and (g) does not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

          (c)         This Amendment constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment except as referenced in Section 4 of this Amendment.

           (e)          No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (a) which challenges ay Credit Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment or any other Loan Document, or the validity or enforceability of this Amendment or any other Loan Document or any action taken under this Amendment or any other Loan Document or (b) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of the Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          (f)         The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document are true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date was true as of such date.

          SECTION 6. REAFFIRMATION OF GUARANTIES AND LOAN DOCUMENTS. Each Credit Party hereby: (a) consents to and approves all of the terms of this Amendment, (b) reaffirms all of its covenants, agreements, guaranties, indebtedness, liabilities and obligations under the Loan Documents to which it is a party; (c) agrees that the Loan Documents to which it is a party shall and do remain in full force and effect; and (d) agrees that the Loan Documents to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of the Loan Documents to which it is a party and that such obligations shall not be discharged or affected by any modification, extension, renewal or amendment of the terms of the Credit Agreement or the other Loan Documents. Each Credit Party (other than the Borrower) acknowledges and agrees that although it has been informed of the matters set forth herein and has agreed to the same, the Agent and Lenders have no obligation to inform such Credit Party of such matters in the future or seek the agreement or acknowledgment of such Credit Party to future amendments or waivers of the terms of the Loan Documents, and nothing herein shall create such a duty.

          SECTION 7.   CONDITIONS   PRECEDENT    TO    EFFECTIVENESS    OF    AMENDMENT.    This Amendment shall become effective upon the date that the Credit Parties, Agent and the Requisite Lenders shall have executed and delivered this Agreement (the “Effective Date”).

          SECTION 8. AMENDMENT FEE. Borrower agrees to pay to the Agent for the ratable benefit of the Lenders in accordance with their respective Pro Rata Shares as of the Effective Date a non-refundable amendment fee equal to $100,000 (the “Amendment Fee”), which Amendment Fee shall be earned in full on the Effective Date and payable upon the earliest of the following: (i) August 1, 2009 or (ii) termination of the Credit Agreement in accordance with its terms. The Amendment Fee shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs or expenses payable pursuant to the Credit Agreement, this Amendment or pursuant to other agreements (including, without limitation, the Monroe Capital Fee Letter) or for acting in other capacities. Each of the Lenders reserves the right to allocate, in whole or in part, to its affiliates any and all of the fees payable to it hereunder in such manner as it shall agree in its sole discretion. The Borrower’s obligation to pay the Amendment Fee will not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute the Borrower may have relating to any other matter.

          SECTION 9. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          SECTION 10. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                    (a)          On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Agreement.

                    (b)          The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)          Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

          SECTION 11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY CREDIT PARTY, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT AGENT, LENDERS AND EACH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY

EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT ANY CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          SECTION 13. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By:	/s/ Mark Koscinski

Name: Mark Koscinski
Title: SVP. CFO

BUTLER INTERNATIONAL, INC.
BUTLER SERVICES INTERNATIONAL, INC.
BUTLER TELECOM, INC.
BUTLER PUBLISHING, INC.
BUTLER OF NEW JERSEY REALTY CORP.
BUTLER SERVICES, INC.
BUTLER UTILITY SERVICE, INC.

By:	/s/ Mark Koscinski

Name: Mark Koscinski
Title: SVP, CFO

MONROE CAPITAL MANAGEMENT
ADVISORS LLC, in its individual capacity and as Agent

By:	/s/ Mark Bohntinsky

Name: Mark Bohntinsky
Title: SVP

Butler Service Group, Inc.
Signature Page to Sixth Amendment
to Second Lien Credit Agreement

GARRISON FUNDING 2008-1 LTD.

By:	/s/ Joseph Tansey

Name: Joseph Tansey
Title: President

MC FUNDING, LTD.
By: Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Mark Bohntinsky

Name: Mark Bohntinsky
Title: SVP

Butler Service Group, Inc.
Signature Page to Sixth Amendment
to Second Lien Credit Agreement